INVESCO STOCK FUNDS, INC.


                SUPPLEMENT TO PROSPECTUS DATED FEBRUARY 28, 2002


The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the section in its entirety and (2) substitute the following in its place:

     The following individuals are primarily responsible for the day-to-day management of their respective Fund's portfolio holdings:

     FUND                                 PORTFOLIO MANAGER(S)

     Dynamics                             Timothy J. Miller
     INVESCO Endeavor                     Team Managed
     Growth                               Team Managed
     Growth & Income                      Fritz Meyer
     Small Company Growth                 Stacie L. Cowell
                                          Cameron Cooke
     Value Equity                         Charles P. Mayer
     S&P 500                              World Asset Management


     CAMERON COOKE, is the co-portfolio manager of Small Company Growth Fund. Mr. Cooke joined the investment division of INVESCO in 2000. Prior to joining INVESCO, Cameron was a senior equity analyst at Wells Capital Management. Mr. Cooke holds a B.A.in economics from the University of North Carolina at Chapel Hill.

     STACIE L. COWELL, a senior vice president of INVESCO, is the lead portfolio manager of Small Company Growth Fund. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management and a capital markets and trading analyst with Chase Manhattan Bank in New York. She is a CFA charterholder. Stacie holds an M.S. in Finance from the University of Colorado and a B.A. in Economics from Colgate University.

     CHARLES P. MAYER, Director of Value and Fixed-Income Investments and a senior vice president of INVESCO, is the portfolio manager of Value Equity Fund. Before joining INVESCO in 1993, Charlie was a portfolio manager with Westinghouse Pension for nine years. He began his investment career in 1969. He holds an M.B.A. from St. John's University and a B.A. from St. Peter's College.

     FRITZ MEYER, a vice president of INVESCO, is the portfolio manger of Growth & Income Fund. Before joining INVESCO in 1996, Fritz was an executive vice president and portfolio manager with Nelson, Benson & Zellmer, Inc. He holds an M.B.A. from Amos Tuck School - Dartmouth College and a B.A. with a distinction in Economics from Dartmouth College.

     TIMOTHY J. MILLER, Chief Investment Officer and a director and senior vice president of INVESCO, is the portfolio manager of Dynamics Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a CFA charterholder. Tim holds an M.B.A. from the University of Missouri -- St. Louis and a B.S.B.A. from St. Louis University.

     S&P 500 Index Fund is managed by a team of World portfolio managers that is collectively responsible for the investment decisions relating to the Fund.

     With regard to INVESCO Endeavor Fund and Growth Fund, when we refer to Team Management without naming individual portfolio managers we mean a system by which INVESCO's Growth Management Investment Team sets allocation of Fund assets and risk controls.


This Supplement supersedes the Supplements dated March 18, 2002, March 28, 2002 and June 28, 2002.

The date of this Supplement is July 2, 2002.